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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                       FORM 8-K
                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                  October 1, 1997
           ---------------------------------------------------------------
                   Date of Report (Date of earliest event reported)


                           WALLACE COMPUTER SERVICES, INC.
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                (Exact name of registrant as specified in its charter)


    Delaware                      1-6528                   36-2515832
---------------------------- ------------------  ----------------------------
(State or other jurisdiction      (Commission         (IRS Employer
    of incorporation)             File Number)        Identification No.)


     2275 Cabot Drive, Lisle, Illinois                      60532-3630
    --------------------------------------------      ------------------
    (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code:   (630) 588-5000
                                                      --------------------

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                       INFORMATION TO BE INCLUDED IN THE REPORT

Item 5 - Other Events

Attached as Exhibit 1 is a press release of the Registrant dated September 28, 1997, anouncing a tender offer for all of the stock of Graphic Industries, Inc., a Georgia corporation, by a wholly-owned subsidiary of the Registrant.

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                                      SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 1, 1997            Wallace Computer Services, Inc.
                                       (Registrant)

                                       /s/ Michael T. Laudizio
                                       -----------------------
                                         Michael T. Laudizio
                                             Secretary